Z-SEVEN'S STATEMENT OF PURPOSE

     Our investment discipline is what begins to separate the Z-Seven Fund from other publicly traded investment companies (closed-end funds) and other investment companies (mutual funds) as well as other publicly traded companies (stocks). The cover is designed to highlight the principles behind a discipline that has weathered the ups and downs of economies, stock markets, industry trends, as well as countless predictable factors because it is based upon common sense solutions diligently applied from lessons learned by the making of mistakes and the dedication not to repeat these errors not just for one year, three years, or five years but by the founder of Z-Seven, Barry Ziskin, throughout the sixteen-year history of Z-Seven. In fact, Mr. Ziskin began utilizing this current discipline early in his Wall Street career long before the idea of beginning a closed-end fund. HIS CRITERIA FOR SELECTING HIGH-QUALITY, UNDERVALUED GROWTH STOCKS HAVE STOOD THE TEST OF TIME OVER A SPAN OF MORE THAN 25 YEARS.

     As you read further into the Annual Report, it will quickly become obvious, for those who do not already know to expect it, that a discussion of our poorer performing stocks is a regular feature; for it is through the lessons learned by mistakes that we continue to evolve as better investors. Our "Criteria for Stock Selection" section once again promises to bring the theoretical to life through real and meaningful examples in our portfolio of investments, and is followed by an in-depth look at our "Selling Discipline."

     The application of discipline, intended to reduce risk, while searching for rare and profitable investment opportunities, is our stated purpose. How we state this purpose through the information provided in the Annual Report reveals yet another purpose: to share with you not only our growth but also our thoughts, concerns, and lessons learned in the hopes of making us all better investors.

TABLE OF CONTENTS

LETTER TO OUR SHAREHOLDERS. . . . . . . . . . . . . . . . .   3
1999 Portfolio Investment Results . . . . . . . . . . . . .   7
1999 Fourth Quarter Net Asset Value . . . . . . . . . . . .   8
1999 Dividend Distribution. . . . . . . . . . . . . . . . .   8
Retained Capital Gains. . . . . . . . . . . . . . . . . . .   8
1999 Share Repurchases. . . . . . . . . . . . . . . . . . .   8
2000 Outlook. . . . . . . . . . . . . . . . . . . . . . . .  10
THIS YEAR'S BEST QUESTION . . . . . . . . . . . . . . . . .  12
STOCK PURCHASE CRITERIA AND SELL DISCIPLINE . . . . . . . .  15
Accounting Procedures: Reliability and Conservatism . . . .  15
Consistency of Operating Earnings Growth. . . . . . . . . .  18
Strength of Internal Earnings Growth. . . . . . . . . . . .  20
Balance Sheet:  Working Capital . . . . . . . . . . . . . .  24
Balance Sheet:  Corporate Liquidity . . . . . . . . . . . .  24
Price/Earnings Multiple and Owner Diversification . . . . .  25
Sell Discipline: Based Upon the Same Common Sense Criteria
as for Stock Selection. . . . . . . . . . . . . . . . . . .  28
A NEW LOOK. . . . . . . . . . . . . . . . . . . . . . . . .  32
The Strongest Seven (formerly "Good News"). . . . . . . . .  32
The Weakest Seven (formerly "Mistakes and Disappointments")  34
PERFORMANCE AND FINANCIAL INFORMATION . . . . . . . . . . .  38
PAST PERFORMANCE. . . . . . . . . . . . . . . . . . . . . .  39
SPECIAL FEATURE OF THE FUND . . . . . . . . . . . . . . . .  42
INVESTMENT OBJECTIVES AND POLICIES. . . . . . . . . . . . .  43
GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . .  45
FINANCIAL REVIEW. . . . . . . . . . . . . . . . . . . . . .  46

                           LETTER TO OUR SHAREHOLDERS

                               THE YEAR IN REVIEW

- Our Z-Seven Fund closed 1999 on the NASDAQ at $7.69. The total investment return for our share price, which assumes reinvestment of distributions, had a fairly flat year with a decline of about 3%. Historically, our share price, including distributions, has generated the following net returns:

         Cumulative   Annually Compounded
         -----------  --------------------
5-year.          69%                   11%
10-year         130%                    9%
15-year         275%                    9%
-------  -----------  --------------------

- Z-Seven's net asset value was $7.57 at year-end. Assuming the same reinvestment of distributions, it also had a flat year, dipping approximately 2% in 1999.

- In a year when the majority of stocks listed on the Nasdaq and U.S. Exchanges were down in price, we believe our flat 1999 represents a significant achievement. At times, how well one is able to withstand difficult markets may be of greater importance than how much money can be made, particularly for a small-cap and micro-cap growth fund like Z-Seven.

- While our long-term outlook remains positive, an upturn in interest rates in 1999 and poor broad market conditions are serious current concerns that may take time to resolve. In the meantime, we are taking precautions to protect our investors from current market risks. Our substantial liquidity also positions us well for better value opportunities in quality growth companies when they become available.

- In accordance with our selling discipline, negative monetary conditions and broad market divergent behavior (vs. popular market indices) prompt the sale of those stocks no longer meeting all of our purchase criteria. This helps us to weed out those stocks that now have greater risk, according to our criteria, than they did when originally purchased. First, we sold our investments in those companies which have run into earnings problems, causing them to no longer meet our "Consistency of Earnings Growth" criterion. By year-end, all of these (with three small exceptions totaling approximately 1% of our net assets) were sold completely.

- The year of 1999 was not particularly forgiving to most earnings disappointments and nearly all of these final sales were at a loss. The profits on selling our highest P/E multiple stocks, while holding the bargains among our superbly managed growth companies for the long-term, were able to be postponed until January, 2000.

     We begin the year 2000 with a streamlined portfolio of superb growth companies. We continued our sell program during the first week of the new year, eliminating at substantial profits those stocks that are no longer undervalued. Both monetary and broad market conditions have confirmed risk factors which may lead to general market decline. This may especially pressure the prices of those higher P/E multiple stocks, as is common during periods when P/E's are declining.
     Three of our sales were domestic stocks involved in mergers. AFC CABLE was sold in 1999, and was technically the same company in name. A planned merger, however, with Tyco International for an exchange of AFC shares had been announced. We sold our shares prior to the exchange because of new information regarding accounting irregularities at Tyco; but the Tyco merger exchange rate, of course, was already directly affecting the share price of AFC. Still, our AFC shares, which were first bought in 1998, earned Z-Seven a return of approximately 36%.
     During the first week of 2000, we also sold SOLECTRON and PLEXUS, which we received in mergers with SMART MODULAR and SEAMED, respectively. These new companies met the same quality criteria as the acquired companies we first invested in, including our most important requirement of reliability and conservatism in accounting procedures. Both Plexus and, to an even greater extent, Solectron were sold because their P/E's became so excessively high that no reasonable assumptions on future earnings growth could justify them. At year-end, the value of our Solectron had increased more than 88%, and Plexus had climbed over 54%. Consequently, the first week of the new year netted us substantial profits from these two companies.

     For the same reason as Solectron and Plexus, we also sold ORACLE, the largest provider of database software for internet use. That's right - an internet stock in Z-Seven's portfolio. Before you get too concerned, however, I'll point out that Oracle has a proven history of growing their earnings every year, although not necessarily every quarter. We were fortunate to have bought them in October 1998, when technology shares were cheap and Oracle was particularly undervalued by market concerns over a poor quarter earlier in the year. After adjusting for a 3-for-2 split, the company's price was nearly 7 times  what  we  first  paid  for it by the end of 1999.  We have since sold our shares  and  realized  these  gains.
     The common denominator between Oracle, Solectron, and Plexus, other then their ultra-high P/E multiples, is that they are high-technology stocks. This is also true for a fourth domestic holding, AVT CORP. (formerly known as Applied Voice Technology) that was sold in 2000. In this case, we would have sold these shares even if they did not rise to an excessive P/E multiple because the C.E.O., Dick La Porte, who successfully guided this company through its many years of growth recently announced his plans to step down. This announcement came with no successor named, or even a plan for succession, to demonstrate continuity of top management. We first purchased AVT shares in mid-1998 at a price that more than doubled by the end of 1999.
     With so many changes in our portfolio, you may be wondering if there are any tech stocks left? Absolutely! Half of our 12 largest investments at year-end consisted of tech stocks. Four of these stocks (having sold Oracle and Plexus) remain today among our biggest holdings: TECHNITROL and SYNOPSIS in the U.S., and SANDERSON and ROXBORO in Great Britain are high-tech stocks. Sanderson Group Plc, however, knows it has an excellent information technology service business and is buying out the public shareholders, taking the company private. We may well invest even more heavily in technology stocks, depending upon which companies are available at the bargain prices we require.
     Two other significant removals from our 1999 portfolio were long-term Holdings across the Atlantic. These were L'OREAL, the French haircare and cosmetics giant, and ASTRAZENECA, the result of this past year's continued consolidation among major global pharmaceutical companies. Astra was our original investment, a Swedish firm that merged with Zeneca (one of Britain's major drug companies behind Glaxo-Wellcome and Smithkline Beecham).
     L'Oreal was first purchased about a decade ago. When the voting shares were about 14 times earnings, we first bought non-voting common shares for about half the price and received a 4-for-5 exchange into voting nearly four years later. This adjusted our original P/E from around 7 times to 9 times estimated earnings. We trimmed our L'Oreal shares at the time of the exchange in 1993, and again during the past couple of years, to make room for additional investment opportunities still available at bargain prices. Our remaining shares were valued year-end at a price more than 16 times our cost, and the final sale of this now ultra-high P/E stock, even though it is not "high-tech," was made at a substantial profit.
     Astra (now AstraZeneca) was held for nearly 6 years, and was also trimmed over the past couple of years to make room for better bargains. Our final sale of this now ultra-high P/E stock was at a price equivalent to over triple what we first paid. Both L'Oreal and Astra are now much larger than they used to be and are currently growing their earnings at much slower rates. While they are, no doubt, two of the best quality big companies, stocks with lower P/E's and higher growth rates will give us better long-term rates of return with less vulnerability than overvalued P/E's when these monies are eventually reinvested. We are maintaining and updating an active shopping list of investment candidates that may well be the portfolio of tomorrow for Z-Seven. One thing is certain:
when the buying opportunities do arise, we have the liquidity to capitalize on the opportunities.
     WHY DON'T WE JUST INVEST THAT MONEY NOW? A combination of record high valuations on many companies, including excellent growth companies, a tight credit policy by the Federal Reserve Board, Bank of England, and the European Community's new central bank, increasing inflationary pressures, and poorly performing broad markets diverging from the new highs of popular, market-cap weighted indices makes equity investing unusually risky. As night follows day, I believe sobriety will return to share prices and result in an abundance of value greater than any we have witnessed in quite a number of years. Even our investments in the quality value growth companies remaining in our portfolio are protected from a decline in the general market through S&P500 put options.
     With the excellent value companies that remain in our portfolio, and a "truckload" of cash (32% at year-end) waiting to position ourselves in still other promising investments at bargain prices, our long-term outlook, in my opinion, has never been brighter. Our current conservatism will mean that the returns we receive on existing and additional holdings will not have to first build our net asset value back up before putting us over the top. By locking in our peak market net asset value, substantial growth in the next rising market will be over and above current levels, with no need to play "catch up."

================================================================================
                        1999 PORTFOLIO INVESTMENT RESULTS

     Z-Seven's investment portfolio dipped 2% in 1999 (before expenses). While this makes for a disappointing comparison with the S&P 500 and Russell 2000 for the year-end, it is worthnoting that the gain in the more comparable Russell 2000 is not what it appears. Like many other indices (including the S&P 500 and NASDAQ), the Russell 2000 is heavily weighted by the biggest and most popular stocks. Removing the relative handful of billion dollar plus market stocks from the Russell 2000 illustrates that, without these large-cap stocks, this index, which is thought of as being small capitalization in nature, actually declined more than 6%. Removing stocks with a capitalization of more than $500 million from the Russell 2000 gives you a decline of more than 9%. This is quite a notable difference when comparing to a portfolio like Z-Seven wherein over 88% of our domestic stocks began 1999 with less than $1 billion in market cap, and about 2/3 were less than $500 million. Below is a look at our total portfolio return (before expenses) over the years:

         Cumulative   Annually Compounded
         -----------  --------------------
5-year.         101%                   15%
10-year         206%                   12%
15-year         584%                   14%
-------  -----------  --------------------

================================================================================
                       1999 FOURTH QUARTER NET ASSET VALUE

     Our net asset value increased 3% during the fourth quarter to $7.57, after a distribution of approximately $.05 per share in December.

================================================================================
                           1999 DIVIDEND DISTRIBUTION

     Undistributed short-term gains and dividend income remained from November and December of 1998. Consequently, the Fund paid a remainder distribution on December 30, 1999 of $0.0499 per share.

================================================================================
                             RETAINED CAPITAL GAINS

Shareholders are allowed to increase the tax-cost basis of their shares by the net amount between retained gains and taxes paid. For an original shareholder, the initial purchase cost of $15 would be adjusted to $5 after stock splits in 1986 and 1997. This cost would then be added to the total of $4.06 per share in tax cost write-up (see chart below) to allow you a $9.06 tax-cost basis on your Z-Seven shares purchased in 1984 at $15. Please consult your tax adviser with respect to your individual investment in Z-Seven.
     The following is a history of retained capital gains and the related taxes paid by the Fund on a per-share basis (adjusted to reflect the two-for-one stock split in December 1997 and the three-for-two stock split in April 1986):

                            Retained       Z-Seven's    Tax Cost
Years                    Capital Gains   Tax Payments   Write-up
-----------------------  --------------  -------------  ---------
1984-85                  $            0  $           0  $       0
1986                                .83            .22        .61
1987                               1.06            .34        .72
1988                               1.55            .53       1.02
1989                                .27            .09        .18
1990-92                               0              0          0
1993                                .64            .23        .41
1994                                .07            .03        .04
1995-96                               0              0          0
1997                               1.30            .45        .85
1998                                .35            .12        .23
1999                                  0              0          0
                                                        ---------
Total Tax Cost Write-up  $                                   4.06

================================================================================
                             1999 SHARE REPURCHASES

     Partially responsible for the strong long-term performance in our share price is the fact that we repurchase our own shares when they sell at a discount. This practice tends to create a floor for our share price just under our net asset value.

     During 1999, we repurchased 223,500 shares on the open market. These repurchases are made when the price is below net asset value, in accordance with Rule 10b-18 of the Exchange Act of 1934 and Rule 23c-1 of the Investment Company Act of 1940. Buying in this way insures that the net asset value is not diluted. To the contrary, these purchases (at small discounts) benefit our net asset value to some extent.
     The problems of selling at large discounts have long plagued the closed-end fund industry, but most funds choose not to do this because it decreases the advisor's fee by shrinking the pool of capital. We feel that REPURCHASING IS ANOTHER EXAMPLE OF Z-SEVEN PLACING THE INTEREST OF OUR SHAREHOLDERS FIRST, by reducing advisory fees and maximizing shareholder value.

NEXT,  READ  ABOUT  OUR  OUTLOOK  FOR  THE  YEAR  2000.

================================================================================
                                  2000 OUTLOOK

     In our 1998 annual report, we stated "Lower interest rates should point the way to an excellent 1999 for New York, NASDAQ, London, Copenhagen, Zurich, Paris, Stockholm, Madrid, Toronto, and Winnipeg markets. At the current time, every market we are investing in enjoys the benefits of lower interest rates." Then why, when interest rates did turn up during the year, did the stock market finish 1999 so strongly? For one answer, I would like to again refer to last year's annual report. We stated, "How long can this go on? Of course, no one really knows for certain. It is constructive in gaining perspective to realize that a stock market historically continues to climb for a period of months, sometimes years, after interest rates have already hit bottom."
     So, where are we now? It appears that we are in that phase usually found at or near major market tops when share price indices are still climbing to new highs, but most stocks are not participating. In addition, the Fed and The Bank of England are pursuing tight money policies. Whether it's the year 2000 or 2001, stock market history would strongly suggest a bear market will follow these conditions. While even an over-inflated, narrowly-driven market could buck the odds for a while, for just how long may depend upon how hard the Fed will lean on it. In addition to higher interest rates, the Fed may seek an increase in the margin rate for stock investors and/or day traders.
     We have greatly streamlined our investments which, with very few exceptions, are now in companies that are continuing to generate earnings growth and positioning themselves to increase profits further into the future. Strong balance sheets are enabling managements to take advantage of opportunities during challenging economic times. Even before selling our ultra-high P/E stocks during the first week of the new year, OUR PORTFOLIO IS DEMONSTRATING EXCELLENT VALUE, WITH A P/E OF 7 TIMES ESTIMATED EARNINGS AT YEAR-END. This is less than 5 times after deducting cash per share (see Price Earnings Multiple Criterion, page 25). These factors, combined with the fact that we have protected our portfolio during a time of unusually high risk, and have the cash to take advantage of opportunities coming to the long-term, value-oriented investor, lay a solid foundation for growth potential in our investments, not for 2000 alone, but for many years to come.
     While my personal involvement is demonstrated through my share ownership and through my willingness to be compensated on the basis of my performance, my greatest incentive and blessing comes through the investments in Z-Seven by my family, my friends, and your families. You provide invaluable inspiration to me. I would like to thank all those who have demonstrated confidence in my growth/value discipline.
     Our wonderful directors, Rochelle, Jeff, Maria, and Al, with their caring support and hard work, each brought significant improvements to our Fund and made it even stronger.

Sincerely,


Barry  Ziskin          February  6,  2000

P.S. This report is dedicated to my daughter Ariana, who turns fifteen today. This report is also dedicated to my son Jacob, who will soon turn 3, and to the memory of my late father, my most valuable mentor.

                          THIS YEAR'S BEST QUESTION

     This year, it is the question not just from one investor, but on many a shareholder's mind, "SO, BARRY, WHEN ARE YOU GOING TO START TO MAKE US SOME MONEY AGAIN?"
     While we would all like to think of ourselves as patient, long-term oriented investors, many people often read investment newsletters which boast of exceptional growth in the prices of their stock picks, and hear how major market indices like the NASDAQ composite have soared to record heights. One cannot help wonder, "Have I been left behind?"
     Sometimes it seems as though "everyone else" is making money and this notion seems quite unfair. This is precisely how nearly all investors feel today, whether they are Z-Seven shareholders or not, and exactly why this is such a timely and excellent question.
     It is simple, even tempting, to get caught up in all the hoopla and excitement of, what I believe to be, a special moment in stock market history. Whether it's gold and oil after the 70's, the Japanese stock market at the end of the 80's, or the market in the U.S. right now, there are times when it seems as though easy money is being given away. I know I am not the first to say this, but there is no such thing as a free lunch!
     I prefer the evidence of many economic and stock market cycles of a consistent and repetitive nature that can verify a cause and effect. In this respect, it is common sense that a tighter monetary policy of higher interest rates restricts business, makes bonds and short-term money market instruments competitive with stocks, and directly influences supply and demand.
     In 1999, transactions that added companies to the marketplace proceeded at a feverish pace. These Initial Public Offerings (I.P.O.'s) soared almost 90% in the most recent year to a record of approximately $69 billion. Are the underwriters doing us investors favors with these hot I.P.O.'s out of the goodness of their hearts? Unless it makes economic sense to do so, and is justified in taking our money in exchange for shares of companies without earnings and, in some cases, without any real business, these transactions would not be nearly as popular among issuers as they indeed are in the current frenzied environment. Higher interest rates makes the decision between taking on debt or issuing shares to the public that much simpler.

     The potential, at this point, for a substantial market decline is exceptionally great, not only because of rising interest rates and P/E multiples, but also because nearly all stocks are being ignored by this extraordinarily narrow market advance. Indeed, 1999 saw nearly 2 out of every 3 stocks on the New York Stock Exchange actually decline in price. This is very similar to the narrow "Nifty Fifty" market of 1972 before the worst bear market of the last sixty years (1973-1974).
     Just as spring follows winter, the eventual abundance of value to be found at the bottom of a bear market is the genesis from which a healthy, sustainable advance in small-capitalization shares can occur. We look forward to such an occurrence with anticipation and excitement, and with peace of mind in knowing that we will not have to first climb out of a hole thanks to our protective measures. This should be true even if the bear market is so brief (like the 1987 crash and more recent declines) that the earnings growth of our investments are not given enough time to compensate for declining P/E multiples. (See
"Strength  of  Internal  Earnings  Growth"  criterion  on page  20).
     If we were not protected, a 1987 style decline could first set us back some 30-50%, as it did to most stock prices at that time. While this would likely be followed by one of our best years ever, as is usually the case after a substantial stock market decline, that excellent year or two could be wasted in only getting us back to where we were before the decline. Actual progress and growth is so much better!
     As an example, if a portfolio were to quickly lose 33% of its market value, it would take an exceptionally strong year of 50% growth just to break even. In a worst case scenario, if we were to lose 50%, we would then need to double in order to recoup. This would likely take at least a couple of years, and possibly several years.
     So, back to the question. "When?" No one can predict the exact timing and circumstance of the next market bottom until after it has been reached. A number of signals should then mark the turn in the road and our opportunity to invest in a larger number of excellent growth companies at bargain-basement prices.
     Will it be days, weeks, or months away? Again, no one knows at this time, but our portfolio has current protection from losses, and we look forward to taking advantage of a future bottom in the market to reinvest. The ultimate result is geared toward making Z-Seven an unusually profitable investment vehicle for this next decade and beyond.

NEXT,  READ  ABOUT  OUR  UNIQUE  STOCK  PURCHASE  CRITERIA.

                   STOCK PURCHASE CRITERIA AND SELL DISCIPLINE

     Among the features which set the Z-Seven Fund apart are its carefully developed and closely followed seven criteria for stock selection, and its strict sell discipline. The seven criteria were developed by Barry Ziskin to reduce risk in the stock selection process. Thousands of publicly held companies throughout the developed world are analyzed yearly. To provide meaningful examples, we use our biggest investments to illustrate our criteria. This way, we provide new information on our largest positions and, at the same time, bring our criteria to life.

ACCOUNTING  PROCEDURES:  RELIABILITY  AND  CONSERVATISM

     "Companies must not defer operating expenses or prematurely realize revenues and must have an auditor's report on financial statements that is unqualified in all material respects."
     Without the credibility of conservatively reported earnings and balance sheet information, the other criteria would be meaningless. For this reason, we take the time and effort to make the stock selection process as valid as possible through manual analysis. The average investor can determine the difference between conservatively reported profits for income-tax purposes vs. profits reported to shareholders (book income) by reviewing the income-tax footnote of an annual report (SEE BOX BELOW).
     Tax actually paid is called "current tax." The extra tax, which would have been paid if the company paid taxes using the same accounting practices as used in reporting earnings to the public, is called "deferred tax." Adding the "deferred tax" to the "current tax" gives us the total income tax we see reported to shareholders.

EXAMPLE:        CURRENT TAX   $30 MILLION
                DEFERRED TAX   10 MILLION
                              -----------
                TOTAL TAX     $40 MILLION

     This company actually paid only $30 million of the $40 million of the tax it reported on its income statement.
     In our analysis, we adjust earnings downward to reflect the more conserva tively reported figures. Deferred taxes usually are the result of "temporary differences." Different depreciation methods are used by most companies for tax purposes vs. financial reporting. The "accelerated" method used for tax purposes, will show a higher depreciation expense in the earlier years and, therefore, lower earnings. For financial reporting purposes, a straight-line basis is used, resulting in a lower depreciation expense and a higher net income.
     Watch out for differences other than depreciation in recognizing income and expenses that cause deferred taxes to increase consistently year after year. Becoming familiar with the companies' individual accounting practices and their impact on your existing holdings, as well as your prospective investments, is well worth the time involved in learning and applying good common sense to protect your financial assets.
     In some European countries, such as France and Switzerland, the "Pro-visions" note to the "Group Consolidated Balance Sheet" is the only source of deferred-tax information. In Italy and Germany, only a handful of public companies make this disclosure which tells how conservatively earnings are being reported. If this vital data is not available, we simply do not invest in that company.

     While 1999 financial statements are not yet available to review for the 1990s, during the 1980s the earnings reported to the shareholders by the average S&P 500 company were 23% higher than earnings reported to the IRS!
     One of Z-Seven's latest investments is in a thinly-traded, small-cap British company whose identity we will keep, for the moment, a mystery. These shares were difficult to purchase in 1999, and would still probably be so if we needed to add to our holding. Add to our holding? Yes, even though "Company S" is now our largest position, we would utilize any combination of a better buying opportunity in its shares and/or a general market opportunity to become fully invested in what appears to be an excellent investment.
     One of the reasons we have invested in "Company S" is that earnings have consistently been reported to the public that are even more conservatively stated than the minimum figure they must report to Inland Revenue (the British version of the I.R.S.). In six of the most recent seven years, including fiscal 1999 which was just reported, "Company S" reported even less to the public than they reported for taxes. The only year in which higher than tax earnings have been reported showed a difference of less than 1/3 of 1 percent.

                                  ************

MORE  ABOUT  "COMPANY  S"

     In the past, we have adopted generic names for new investments so thinly traded that we did not want to invite competition in purchasing more of them. During 1999, we have begun to build a new position in a tiny London-traded company that made a pre-tax profit of just under 18 million (more than double the 8 million earned the year prior) in its latest reported year.
     The first name masking the identity of a stock was taken after the Brand-X concept and called "Company X." Company X was Brent-Walker Plc, a major British holding which began in 1986. About 80% of our Brent-Walker position was sold in 1988 at nearly seven times its cost from just two years earlier.
     "Company Y" was the next name, and it was adopted for Boston Acoustics in 1989. Once our largest investment, most of our Boston Acoustics shares were sold in 1992 at about 5 times what we first paid for the stock.
     "Company Z" came right after "Company Y" in 1989 and was Airtours Plc, our most profitable holding ever. Most of our shares were sold a little over three years after their purchase, for nine times their original cost. The balance of our Airtours shares were gradually eliminated during the remainder of our 7-year holding at prices that were approximately 26 times what we first paid for them.
     Nine years ago we began to go in reverse in our alphabetical monikers, and nicknamed International Speedway "Company W" and Intertrans "Company V." Most of International Speedway shares were sold four years later for nearly triple what was paid for them; Intertrans doubled for us.
     The two most recent mystery stocks, "Company U" and "Company T," were respectively National Dentex, which we still own, and Weetabix, Ltd., in which we are no longer invested.
     Our current holding of National Dentex has increased 76% for us. We previously sold most of our shares at much higher prices (some nearly triple what was paid for them) and may enlarge this holding in the future, if given the opportunity. Weetabix shares no longer met all of our purchase criteria and are no longer in our portfolio, having more than doubled in approximately four years.
     Following in the footsteps of Companies "T" through "Z", "Company S" is getting off to an excellent start. It closed 1999 as our biggest holding, with a 60% return on our investment. The share price has continued to make progress in the first few weeks of the new year, and has now more than doubled since we first purchased.

                                  ************

CONSISTENCY  OF  OPERATING  EARNINGS  GROWTH

     "At least 10% growth in adjusted pre-tax income in each of the six most recent years."
     As we search for the best managed companies, WE LOOK FOR COMPANIES THAT HAVE PREDICTABLE EARNINGS GROWTH regardless of changes in the economy, or their particular industry or product area. We only invest in those companies that do well in both prosperous and difficult times.
     With all the publicity about the economic expansion in the U.S. entering a record tenth straight year, did you know that the S&P 500 Index has suffered four years of down earnings over the latest decade of reported earnings (1988-1998). By contrast, the companies in our portfolio have averaged less than a single down year during the same period. We believe the consistent strength of corporate earnings growth within our portfolio gives us the potential for good long-term results.
     When we say "growth in adjusted pre-tax income," we mean operating growth after adjusting for non-operating items, such as interest and investment income, foreign currency movements, reserves, and other non-recurring extraordinary items. We also adjust for tax accounting to put each year on comparable and conservative footing.
     We do not adjust for interest expense, which is a cost of doing business, whether for financing inventories or long-term interest on mortgage and public debt (bonds). Management needs to be held accountable for adding debt, along with its costs and risks.
     Many companies appear to have consistent growth due to their planned timing of significant accounting events that have nothing to do with the true operating picture. The extra work we put into the analysis is worth the effort to find companies that are, in fact, the best managed.
     SANDERSON GROUP, PLC is technically our third largest common stock holding at year-end; unfortunately, we can no longer look forward to growing with this company that we first invested in once before during the early '90s. In 1999, after Sanderson re-qualified by putting together another 6 years of double-digit growth in adjusted pre-tax income, we bought its shares again, and once again it has been profitable for us.
     This time, the management of this successful information technology service company has had enough of its consistent profit growth and promising outlook ignored by investors and has decided to take the company private in a management buy-out. So, while Sanderson appears in our portfolio at year end, it is more like a receivable at this point, and not an investment that we will have the opportunity to grow with in the future. This is truly a shame, as it is the rare company that meets this difficult criterion of consistent operating earnings growth once, then meets it again with six strong years after a flat year.
     So, should we give another example, since Sanderson is being tendered? I think so. Like Sanderson, our ninth largest common stock holding, ROXBORO GROUP PLC, is a British company that has compiled a straight-up record of consistent growth. This most recent year, however, has been exceptionally challenging for British manufacturers in dealing with recessionary influences and the squeeze on competitiveness and profit margins brought about by the surge in the Pound Sterling, particularly against the Euro. Roxboro, a developer of proprietary electronic controls for industrial and aerospace applications, did therefore suffer a set back in interim profits when compared with superior results a year earlier.

     More recently, however, the company has announced that second-half profits are growing above last year's figures. While we won't know how all this will sort out until full-year results are announced in March, it is wonderful to see that Roxboro, once, again, enjoys the wind at its back and appears poised to advance further in 2000. As far back as our information takes us, Roxboro has never reported a down year: quite an achievement among British manufacturers.

STRENGTH  OF  INTERNAL  EARNINGS  GROWTH

     "Adjusted pre-tax income, exclusive of acquisitions and divestitures, must have grown at an annually compounded rate of at least 20% for the most recent six-year period."

     Over a six-year period a company must triple its operating profits to qualify as an investment.
     The criterion for "Accounting Procedures" assures that we have credible reported figures. Our criterion of "Consistency of Operating Earnings Growth" identifies companies with predictable earnings growth regardless of the state of the economy, industry, or product cycle. The criterion "Strength of Internal Earnings Growth" further reduces risk by seeking companies that meet all the criteria, including showing growth at a pace tripling their profits over a six-year period.
     Many brokers strive to sell "emerging growth" companies (internet-related and others) based on future earnings expectations, rather than historical results. This substantially increases the investment risk. The losses many investors have suffered at various times in these "emerging growth stocks" bring back painful memories for experienced investors. The new "internet" crowd is likely to eventually learn their lessons as well.
     Growth does not necessarily mean increased risk. Quality growth companies can be profitable investments during bull as well as bear markets.
     HOW CAN THERE BE RISK IN CONSISTENT AND SLOW GROWTH? Even if a company meets all the other criteria for quality and value, slow growth is a risk factor that needs to be addressed by the successful investor. The following chart examines two stocks, the average S&P

500 company ("Company Y") and the average Z-Seven Fund holding ("Company Z"). This is a hypothetical example for illustrative purposes only, and should not be considered a representative of past or future performance.

SEE  EXAMPLE  ON  FOLLOWING  PAGE.

                        "HOW STRONG GROWTH REDUCES RISK"
 Both stocks are bought at a price of $18 (six times current year earnings of $3 a share).

                                    COMPANY Y
     This stock meets all of our criteria except earnings only grow at an average rate of 5%, annually compounded, just as the S&P 500 has from 1988 to 1998. This Company does not move cyclically like the S&P 500, and therefore we will project two consecutive years of earnings growth. It does not hype its earnings the way the average S&P 500 company does, so we will not have to adjust them.

                                    COMPANY Z
     This stock meets all of our criteria with no exceptions. EARNINGS GROWTH AVERAGES 23% ANNUALLY COMPOUNDED, the ten-year average (1988-1998) for the current Z-Seven portfolio. Since it meets all of our criteria, Company Z not only has much stronger growth; it also has consistent growth and conservatively reported earnings. We will also project two straight years of earnings growth in this example.

                       YEAR ONE OF A TWO-YEAR BEAR MARKET:
     Company Y's earnings grow from $3.00 to $3.15 a share and the P/E ratio drops from 6 to 5.

     Company Z's earnings grow from $3.00 to $3.69 a share and the P/E ratio still drops from 6 to 5 despite the strong growth.

                       YEAR TWO OF A TWO-YEAR BEAR MARKET:
     Company Y's earnings only grow from $3.15 to $3.31 per share. Its P/E ratio falls further from 5 to 4 times earnings. This multiplies to a share price of only $13.24 ($3.31 x 4) at the end of the second year.
     A 26% LOSS IN A TWO-YEAR INVESTMENT ($13.24 down from $18) is suffered even though the stock was bought at an undervalued price (six times earnings), the accounting was conservative, and earnings grew consistently. The biggest risk factor in Company Y shares is that earnings growth at the S&P rate of 5% a year is just too slow!

     Meanwhile, Company Z's earnings grow from $3.69 to $4.54 per share. Its P/E ratio will probably hold up better. Still, we will assume that this worst-case scenario bear market shows no mercy, driving even Company Z's P/E ratio from 5 to 4 times earnings. This results in a share price of $18.16 ($4.54 x 4).
     Capital preservation ($18.16 vs. an $18 starting price two years earlier) in Company Z shares, in this worst-case scenario bear market, is the result of reducing risk through value, quality, and 23%, annually compounded, earnings growth!

     One of the finest demonstrations of the internal growth criterion is ORACLE, by far the largest domestic investment (in market cap) and our sixth largest holding. Since 1988, Oracle, the dominant giant in database software has experienced a compounded growth rate of more than 32%, absolutely amazing for a company its size. In four of the last six years, the company had pre-tax profit increase of at least 40%, including a 49% growth rate in 1999.
     Even an outstanding company like Oracle can be too well regarded, as its price has soared this past year. We sold our holding during the first week of the new year after three key insiders filed to sell over $120 million of their shares; no doubt because the share price has gotten way out of hand. Usually, good long-term growth rates have their best opportunity to help us, not so much in a hot high-tech market like Oracle's, but by compounding over several years.
     It may, therefore, be best to view this criterion through our longest-term holding among the largest stocks. Our seventh biggest investment is JARDINE LLOYD THOMPSON GROUP, PLC, which has now been in our portfolio a little more than five years. Jardine Lloyd Thompson acts as a wholesale broker, packaging, but not underwriting, specialty insurance for customers such as the major retail insurance brokers. Up until recently, slow business and margin squeezes have made it unusually difficult for insurance brokers. During this tough environment over the past several years, this company has proven itself as being a consistent and strong earnings growth vehicle. Growing their profits at a better than 28% rate during the 1988-1998 decade, growth has not slowed at all in recent years. While tripling is required over a six-year period for this criterion, this company has nearly tripled its adjusted pre-tax earnings in the most recent four years alone. At this juncture, it appears that these achievements may get easier as the insurance industry has greatly consolidated and rates appear to be firming. Not only does Jardine's future appear excellent; but, in contrast to the stratospheric P/E of Oracle, the shares are quite the bargain at less than 3 times earnings, after stripping away their cash (less debt) from their market capitalization.

BALANCE  SHEET:  WORKING  CAPITAL

"One of these three conditions must be met: a) 2:1 or better current ratio, b) 1:1 or better quick asset ratio, or c) working capital in excess of market valuation (total shares outstanding times current market price)."

     "Current  ratio"  means  current  assets  divided  by  current liabilities.
"Quick asset ratio" means current assets, excluding inventories, divided by current liabilities. "Working capital" means current assets less current liabilities.
     For a retailer or wholesale distributor, the current ratio is the best measure of working capital since their businesses have high inventory requirements. For a service company, there are no inventories; thus the quick asset ratio should be used. Because different types of businesses have varying needs, we use alternative balance sheet criteria. Still, do not confuse this flexibility with a lack of discipline since most companies do not meet any of our alternative requirements.
     TECHNITROL, INC., our fourth largest investment and most important domestic holding, has such a strong balance sheet that it meets both ratios, where it only needs to meet one, with a current ratio of 2.4 and a quick asset ratio of 1.7. This is even after financing certain major acquisitions and share repurchase programs during the last few years.

BALANCE  SHEET:  CORPORATE  LIQUIDITY

     "Long-term debt must be less than either: a) working capital, b) cash and cash equivalents, or c) latest twelve months' cash flow. 'Cash flow' means net income plus depreciation, amortization, i.e., the difference between revenues and all cash expenses (including taxes)."
     The average S&P 500 company has massive debt (both long-term and short-term) totaling nearly twelve times its working capital.
     While some companies in our portfolio have no debt at all, the total debt including short-term debt (not part of this criterion) of the average Z-Seven stock is easily less than twice its working capital.
     RATHBONE BROTHERS PLC, our second largest holding, is a growing investment manager based in Britain that has practically no debt and is sitting on a growing cash pile. As of their most recent balance sheet, Rathbone's working capital, all liquid since this service business has no inventories, multiplies their minuscule debt 91 fold. Amazing as that sounds, Rathbone's cash and equivalents is a whopping 403 times what little debt they owe.

PRICE/EARNINGS  MULTIPLE  AND  OWNER  DIVERSIFICATION

     "Shares must sell for less than 10 times our estimated earnings per share for the current fiscal year."

     "Less than 10% of outstanding shares must be held by investment companies other than Z-Seven."

     The "Price/Earnings Multiple and Ownership Diversification" criteria are discussed together because greater institutional buying results in a higher price/earnings multiple, while the opposite is true when institutions sell. Institutional ownership data is now more available than it had been in the past. The "Price/Earnings Multiple" criterion is the more relevant of the two requirements. The following examples will therefore focus only on value, using the price/earnings ratio. In periods of general undervaluation in the marketplace, a greater number of stocks meet all seven criteria since more stocks sell for under ten times earnings. The opposite has held true during a period of general overvaluation.

     When we looked for value this year, where did we find it? This year, most of the value we found was in the United States and Great Britain in small-cap shares. On the other extreme, large-capitalization stocks are clearly overvalued in today's market, not by this criterion alone, but through nearly any measure in historical perspective.
     As examples of our "Price/Earnings Multiple" (value: price/earnings under ten) criterion, we are using two of our domestic investments.
     Z-Seven's second largest domestic holding is SYNOPSIS, INC. This company has consistently under-reported earnings to the public (vs. tax reporting) by an average of approximately 30% in most recent years. After adjusting for this under-reporting, and taking into account most recent growth rates and new innovative products ("systems on a chip" technology) currently being brought to market, Synopsis may be able to generate earnings (tax-basis adjusted) that could approach $6 per share in the coming year. That's just 11 times earnings, at a year-end price of nearly $67, for a high tech company on the cutting edge. Wait it gets better! Synopsis has only $0.29 per share in total debt and a whopping $10.77 in cash, a net of $10.48. A little over $56 a share is being paid for this company after deducting net cash of $10.48 from $67. This gives us a P/E multiple just a little over 9 times potential earnings. Compare that with any other quality high tech growth companies serving the computer market - Oracle, Cisco, Microsoft, etc.!
     For our other domestic comparison, STRATTEC SECURITY, our third largest position after selling Oracle, was trading a little over $32 at year-end. That is about six times our projected earnings of greater than $5.00 per share for the coming year. They are unrecognized and considered potentially cyclical because they manufacture ignition lock and security devices for original equipment for automotive manufacturing. Still, Gentex, another excellent company, which serves the same auto market, trades at a P/E multiple triple that of Strattec.
     There is plenty of value in Z-Seven's portfolio besides Synopsis and Strattec. According to our earnings estimates, Z-Seven's average price/earnings ratio is just 5 times our estimate of 2000 earnings.
     By sharp contrast, the S&P 500 companies (index at year-end 1999 was 1469.25) had a P/E ratio of twenty-six times the $56.22 "Tops Down" estimate of 2000 earnings made by the Institutional Brokers Estimate System (I/B/E/S). THE CURRENT PRICE/EARNINGS MULTIPLE OF 5 FOR Z-SEVEN'S PORTFOLIO OFFERS OUTSTANDING VALUE AT A 78% DISCOUNT to the S&P 500 price/earnings multiple of 26.
     Over the last ten years, Z-Seven's companies have increased their earnings at a 23% rate, annually compounded, which is in excess of four times the 5% growth rate for S&P 500 earnings.
     WHAT ABOUT Z-SEVEN'S PREMIUM TO NET ASSET VALUE? At year-end, buying Z-Seven shares meant paying a premium of 1 % over net asset value. This is a relatively small premium compared to our average, and particularly to our unusually high premium two years earlier. Taking our portfolio companies' conservative tax-adjusted earnings and net cash adjusted price/earnings multiples in consideration, (and doing likewise for the S&P 500 companies), means that paying a 1 % premium on Z-Seven's net asset value can be a bargain! Especially IF YOU HAVE TO PAY OVER SEVEN TIMES the S&P 500 companies' book value (net asset value) to buy the S&P 500, which means paying a premium of 601%.

Not only do we have a buying discipline, but also a selling discipline. Please see next page.

SELL  DISCIPLINE:  BASED  UPON  THE  SAME  COMMON  SENSE  CRITERIA  AS
FOR  STOCK  SELECTION

     Investors often comment that portfolio managers and analysts have many reasons for purchasing shares in a company and never deal with the terms of selling. Not being disciplined in when to sell can be even more dangerous than leaving buy decisions to chance and emotion.
     Our stock selection criteria are designed to minimize investment mistakes by not repeating them. This is a concept that has been the guiding principle for Barry Ziskin as a money manager.
     There are seven events that will cause us to IMMEDIATELY REDUCE OR ELIMINATE shares from our portfolio:

     1. ANY BREACH OF OUR "ACCOUNTING PROCEDURES" CRITERION. Once the company begins to hype their reported figures, or stops disclosing enough information to make a determination as to how conservatively earnings are reported, it has removed the most important foundation upon which reasonable analysis can be built. We rarely find this rule breached, as most companies which have once met this most important criterion continue to do so.
     While other criteria may cease to be met without having to sell the entire holding, the "Accounting Procedures: Reliability and Conservatism" criterion is the foundation upon which the quality, growth, and value characteristics we seek are based.

     2. THE BREACH OF OUR "CONSISTENCY OF OPERATING EARNINGS GROWTH" CRITERION WILL ALSO RESULT IN IMMEDIATE ELIMINATION OF OUR HOLDING unless we see good reason to expect this breach, whether realized or anticipated, to be minor or short-term in nature. We look for early warning signs so that, if necessary, we may try to sell the shares before the bad news is out, and the price drops.
     A long-term change in our companies' profitability and growth happens infrequently; so, like our first rule for immediate elimination, we rarely need to implement it. More often than not, if one of our companies is slowed down by a recession, or simply has unusually high profits to compare against, it represents a temporary flattening out or "blip" in an otherwise excellent long-term growth record. These companies tend to quickly return to their successful performance. Therefore, it is our desire to maintain smaller positions in these companies.
     We still take immediate and prudent risk-reduction action even in these cases. In those markets still benefiting from lower interest rates, we reduce most of our exposure by cutting back these investments to just one third of our targeted position size for stocks that continue to meet all the purchase criteria.
     Why do we not just sell them immediately and reinvest all of the proceeds into those stocks that continue to meet all of the criteria? Most often, alarm bells do not ring! We, of course, look for warnings: substantial unloading of shares by key officers; disconcerting conversations with management and others in its industry; new inexperienced operating management replacing successful key people; as well as a multitude of other signs. Unfortunately, by the time we are aware that there will be an interruption in a company's growth pattern, the market price of its shares and the lack of buyers in some thinly traded issues does not offer the seller a real opportunity. In many instances, the stock is at a bargain price due to an overreaction by the market. This most often occurs in bear markets and during recessions, when panic runs rampant.

     3. THE BREACHING OF OUR "CONSISTENCY OF OPERATING EARNINGS GROWTH" CRITERION CAN RESULT IN ELIMINATION OF THE POSITION IN ITS ENTIRETY WHEN THE COMPANY'S MANAGEMENT LOSES CREDIBILITY. The position will be sold when reported results are significantly worse than we were led to believe. We can make no reasonable determination of long-term growth potential if we are misinformed by the company in the short-term. Following this rule has saved us money several times over the years, and continued to in 1999.

     4. THE BREACHING OF OUR "BALANCE SHEET: WORKING CAPITAL" CRITERION WILL RESULT IN THE ELIMINATION OF THE INVESTMENT IN THAT COMPANY IF NEGATIVE WORKING CAPITAL IS REPORTED. This rule, while it is important, has very rarely been implemented. A nominal (non-deficit) breach in our working capital criterion due to the seasonal nature of some businesses, or temporary shifts between short-term and long-term debt, is not a serious worry, as long as our other criteria are met. Still, the nominal breach requires the immediate reduction of our exposure to risk by selling the position to one half of the targeted size for stocks that meet all our other criteria.

     5. RESTRICTIVE MONETARY POLICIES AND EARLY WARNING SIGNS TO FUTURE STOCK PRICES PROVIDED BY DIVERGENT TRENDS IN MAJOR STOCK MARKET INDICES VS. INDIVIDUAL STOCKS (THE BROAD MARKET) REQUIRES US TO ELIMINATE HOLDINGS WHICH HAVE EVEN A SLIGHT INTERRUPTION IN ANNUAL OPERATING EARNINGS GROWTH CONSISTENCY.
     As we explained under "Sell Discipline" criterion #2, an inconsistency in operating earnings growth results in a reduction to a one-third position. The remaining position will be completely sold, if both monetary policies and divergent market trends are negative. It would take these companies six years to requalify regardless of their ability to resume continuous growth in operating profits.

     6. WHEN NEGATIVE MONETARY AND DIVERGENT TREND SIGNALS PERSIST, WE ELIMI NATE ALL REMAINING INVESTMENTS THAT NO LONGER MEET THE PURCHASE REQUIREMENTS. ALL THOSE CONTINUING TO MEET ALL PURCHASE CRITERIA REMAIN IN OUR PORTFOLIO AS VALUABLE LONG-TERM INVESTMENTS REGARDLESS OF GENERAL ECONOMIC AND STOCK MARKET FACTORS.
     This selling discipline is particularly relevant at this time. Normally, companies that are well above our buying price, but still continue to show consistent operating earnings growth, are reduced to one-half positions. However, in the current environment of credit tightening with higher interest rates and the negative divergent market trends continuing to exist, we eliminate those holdings that no longer meet all our purchase criteria.

     7. SOMETIMES WE HAVE NO CHOICE! IN THE EVENT OF A TAKEOVER OR GOING-PRIVATE TRANSACTION, OUR DESIRED LONG-TERM HOLDING PERIOD FOR WELL-MANAGED COMPANIES, WHICH CONTINUE TO MEET ALL OF OUR CRITERIA, IS CUT SHORT.
     The high quality growth companies in Z-Seven's portfolio are attractive for potential acquisitions. The companies that meet our stringent criteria for consistency and magnitude of earnings growth, working capital, corporate liquidity, and accounting procedures, are the very best publicly owned businesses we can find. When the shares of some of these companies are trading at less than ten times current year earnings, potential acquirers may also take notice. In addition, these values may stimulate insiders to take over the company  in  a  management  buy-out.
     While the acquiring company always pays the exiting shareholder a higher price than current market (to make us believe we are getting a good deal), there is every motivation on their part to buy our shares for less than they are really worth. In the case of going-private transactions, if the insiders already control the votes, they can practically "steal" their own company because  the  control  block  prevents  any  competition  in  bidding.
     During the past year, AFC Cable was to be merged into Tyco International. Because of Tyco's accounting and management continuity concerns, AFC shares were sold in 1999, prior to the merger.
     On the other hand, we stayed with the Astra/Zeneca merger until the first week of the new year. We then sold our entire holding, in accordance with our selling discipline #6, when negative monetary conditions in the U.K. and Sweden, and a higher P/E for the company, existed.
     Likewise, we retained the Plexus shares we received through their acquisition of SeaMed while they were near our value requirement. Plexus is an excellent company that meets our other criteria; however, after a substantial increase in market price, we sold Plexus during the first week of 2000. The combination of SeaMed/Plexus gained 56% during 1999. Similar to this merger, Solectron acquired one of our holdings, Smart Modular, during 1999. Solectron, like Plexus, meets our quality and growth criteria, but was already trading up in the stratosphere. It was sold at the beginning of 2000, therefore, in accordance with our selling discipline #6, after advancing in 1999 nearly 75%.

Next, see a new look for our "Good News" and "Mistakes and Disappointments" section.

                                  A NEW LOOK

     For those of you looking for the "Good News" and "Mistakes and Disappointments" section of the Report you have found it.
     In this section, we will discuss our Strongest Seven, the portfolio's top seven gainers in percent return, ranked from the largest investment holding to the smallest. This will be followed by a discussion of the seven lowest performing stocks, our Weakest Seven, in the same order. In keeping with our commitment to long-term analysis, we will continue to include only holdings that have been in the portfolio for the entire year.

================================================================================
                               THE STRONGEST SEVEN

     The year of 1999 brought with it many extremes in over and under valuations, and also in huge wins and losses. Before beginning with the year's best (in order of investment size), I would like to take my hat off to the fine start our largest holding, Company "S," has made this year. While it doesn't quite meet the full-year requirement of this section, the share price increase for "Company S" from our initial purchase price was higher than four of our Strongest Seven; but "Company S" was purchased in mid-February of 1999, so it Just missed being a feature in this section. (For more on "Company S," please see page 17). In fact, all twelve of our largest holdings in the portfolio had a positive 1999. You can find detailed information on these companies on page 38.

                              1.     RATHBONE BROS.
                              ---------------------
     Moving along to our next biggest investment, Rathbone Brothers, Plc, a British holding, also scored a big gain in 1999. In less than three years, shares of this U.K. investment manager have about tripled. For the year of 1999, Rathbone shares rose over 70% in a U.K. market that, unlike our own, was kind to small-cap shares of companies that were continuing to achieve good earnings growth. In fact, you won't find a single London-traded investment among our Seven Weakest. Six of those seven are domestic small caps and micro caps.

                               2.     ORACLE CORP.
                               -------------------
Oracle not only made the Strongest Seven, but this rare large-cap in our mostly small-cap portfolio was our best performing stock for the year. Its share price almost quadrupled during 1999! Including the gain from late in the prior year, Oracle shares rose to about 7 times what we paid for them in 1998's fourth quarter. In accordance with our selling discipline #6, Oracle was sold in the first week of the new year due to the risk of its ultra-high P/E.

                                  3.     PLEXUS
                                  -------------
     This holding started out in our portfolio as shares of SeaMed, a micro-cap medical device testing company. We happily exchanged these shares in a merger with Plexus, an even better company, whose stock price was just barely out of our value requirement. The combination rose 56% this year, which is actually the smallest gain among our Strongest Seven. With Plexus's share price and P/E beginning to rise to overvalued extremes, we sold our holding during the first week of the new year.

                                  4.  AVT CORP.
                                  -------------
     Our next largest holding among this group of performers, AVT Corp., rose 62% this year. The high-tech craze that took Oracle into the stratosphere sent others, like AVT and Pelxus, shooting for the moon as well. We're more comfortable with good value and AVT was sold during the first week of the new year in accordance with our selling discipline #6. As discussed in detail on page 30 of this report, this selling discipline is designed to reduce risk at a time, such as this, when both interest rates are on the rise and the broad market negatively diverges each time one of the popular indices makes a new high.

                                5.  KRONOS, INC.
                                ----------------
     Kronos is another beneficiary of both good earnings and the craze in high-tech investing. At mid-year, Kronos, the world's #1 provider of solutions for labor management (time-keeping systems and software), was Z-Seven's largest domestic holding. By year-end, after a trim to reduce risk as its price rose, we still held enough shares to make it our portfolio's fourteenth largest holding. During 1999, Kronos more than doubled. By the last week of January, 2000, it was time to turn in the last of our Kronos shares, as it is now also overvalued.

                                  6.  SOLECTRON
                                  -------------
Solectron (previously Smart Modular) is another stock sold in the first week of the new year in accordance with selling discipline #7 (see page 30). Like Plexus, we were happy to exchange shares for Solectron, which is an excellent company. However, it trades for an astronomical P/E, similar to Oracle, and therefore was sold in its entirety under the current high risk environment as described in selling discipline #6 (see page 30). The combination of the Smart Modular shares we began 1999 with and the Solectron shares, which we received very close to year-end, gained approximately 75% during the year. This gain was mostly comprised of the premium to market paid for Smart Modular by Solectron.

                               7.  WESTFAIR FOODS
                               ------------------
     By far, our smallest holding among the Strongest Seven is Westfair Foods. This company has suddenly been tendered by fellow-Canadian parent company Loblaw at 300 Canadian dollars, nearly ten times what they had previously claimed its value to be in court, when pressed by minority shareholders, that these "Class A" shares were actually preferred shares. A recent sale of nearly $1 billion worth of real estate within the Loblaw company may be deemed a liquidation attempt, to which the courts have left the door open for a much higher price to ultimately be paid. If successful in our collective efforts as minority shareholders, 300 Canadian dollars per share may seem to be a pittance. The market appears to agree, as Westfair's year-end price of 300 Canadian dollars, with a 1999 gain of 140%, has now been raised with to an even higher bid.

================================================================================
                                THE WEAKEST SEVEN

     The following stocks have the dubious distinction of being our least performing for 1999. Again, we will be discussing them in order of size within our portfolio.

                             1.  BALLANTYNE OF OMAHA
                             -----------------------
     While Ballantyne of Omaha is the Fund's most important of our weakest stocks, it is one of thousands of micro-cap (under $100 million) stocks forgotten during the year of 1999, when only big names received investors'
attention.   Ballantyne,  the  leading  manufacturer  of  cinematic  projection systems, increased production early in the year following a huge new order from Regal Cinemas, the #1 theatre chain in the U.S. Regal, however, has evidently expanded too rapidly, and ran into difficulty with its creditors during the year. This caused delays and cut-backs on its orders to Ballantyne. Consequently, even after a strong first half, Ballantyne disappointed those few investors who even know about this obscure public company with lower third quarter earnings. Although earnings were still up for the nine-months, one poor quarter is all Wall Street focused on. As a result, Ballantyne shares dropped about 38% in the year of 1999.
     A year earlier, it was one other poor quarter that gave us a wonderful bargain opportunity in this stock. We did not add to our holding this time, however, since the outlook for full-year growth was questionable. It is quite possible that Ballantyne, and/or some of our other weakest stocks in 1999, may not even be public companies by the end of the new year. Ballantyne has recently disclosed discussions and considerations aimed at the possibilities of a takeover of the company or going private. This would hopefully occur at a handsome premium to their current depressed market price.

                              2.  POMEROY COMPUTER
                              --------------------
Pomeroy Computer, which markets, installs, and services computers for mainly small businesses, had no down quarters in earnings; but that certainly was not true for Pomeroy's share price. As in the case of Ballantyne, Pomeroy's unpopular shares were a welcomed buying opportunity in 1998. This lack of favor, however, did not aid us in 1999 during which the shares declined 41%. In its latest quarterly report, earnings grew by about 20% on a similar rise in sales. If not for a higher income tax rate in 1999, growth would have been around 30% in earnings. So, although the market has ignored Pomeroy's achievements and worried about the possibility of a profit margin squeeze, business and margins continue to improve. These growth rates have not slowed a bit, as they represent an acceleration in rates of increase from the year's first half. The stock is a terrific bargain and, as such, we may add to our Pomeroy investment in 2000.

                                3.  NCI BUILDING
                                ----------------
     NCI Building, on an October fiscal year, has actually already reported final -figures for 1999. As in the case of Pomeroy, the company shows nothing but continuing growth in earnings and an impressive pickup in profit margins in the latest quarter. NCI earnings growth accelerated to a 22% rate in the latest quarter. Still, that is small consolation for one of North America's leading integrated manufacturers of metal products for the non-residential building industry, as the company's shares declined 34% in 1999, making it the stock least down among our seven. Looking towards the future, NCI's CEO commented in December, "We are optimistic about extending our record of progress in fiscal 2000, and expect the year-to-year increase to accelerate from the results achieved in the second half of fiscal '99."

                                 4.  AUTOPISTAS
                                 --------------
     Autopistas, our lone Spanish investment, often trades in line with bonds because of their sluggish growth and big dividend payments. The prior few years were quite kind to long-term interest rates in Spain, especially upon the merging of the European Union. During 1999, however, higher European long-term interest rates put pressure on Autopistas share price, bringing a decline of nearly 36% for the year, along with flat earnings. If earnings growth does not restart, we may say goodbye to this stock.

                           5.  GROW BIZ INTERNATIONAL
                           --------------------------
                                6.     DAY RUNNER
                                -----------------
                             7.     TARRANT APPAREL
                             ----------------------
     Grow Biz, Day Runner, and Tarrant Apparel are so small within our portfolio, accounting for around 1% combined of Z-Seven's net assets, that they are being discussed together. While we sold a little Grow Biz during 1999, after the proposed management buyout fell apart, the share price is mostly too depressed after an exceptionally poor year in one of its retail divisions. We will hopefully be given better selling opportunities in the future, after the company disposes of its losing operation. This should help it to rebound from its over 69% price drop in 1999.
     Day Runner, similarly appears to want to be taken over or go private. The company has made announcements that it is pursuing a possible transaction. After having reduced our holding nearly a third at much higher prices during 1999, our hope is a good premium may be paid if such a transaction takes place. This would be good news after its 73% share price decline in 1999.
     Tarrant Apparel is a small remnant of our original holding, as nearly 70% of our shares were sold a year earlier, while the stock nearly doubled what we paid for them just months earlier. Earnings disappointments have taken their toll on all three of these stocks, with the Tarrant price down nearly 76% during 1999. What intrigues me into sticking with the little bit of Tarrant we own is that the three top company executives are collectively buying in excess of $20 million of Tarrant shares personally. A hopeful sign for Tarrant's future?

FOR  INFORMATION  ON  OUR  LARGEST  HOLDINGS,  SEE  THE  TABLE ON THE NEXT PAGE.

                      PERFORMANCE AND FINANCIAL INFORMATION

     For performance, earnings growth, and balance sheet statistics on our twelve largest investments (comprising 55% of our common stock market value), we have put together the following table for your convenience:

                                  EARNINGS  GROWTH       Current Balance Sheet
                                 (1988  -  1998)(a)           Total Debt
                                  # of       Annually    (long- and short-term)
                                  Down      Compounded          as % of                     SHARE PRICE
                                 Years       Earnings           Working            Year End    Year End     %
                              for Earnings  Growth Rate         Capital             1998         1999     Change
                              ------------  -----------  ----------------------  ------------  ---------  ------
  1. "Company S"                         2       +  30%                      7%         New  Investment  (f)
  2. Rathbone Brothers Plc               0       +  26%                      1%       5.40(g)    9.20(g)    70%
  3. Sanderson Group Plc                 0       +  14%                      1%         New  Investment  (f)
  4. Technitrol, Inc.                    3       +  19%                     39%        31.88       44.50   +40%
  5. Synopsys, Inc.                      0       +  91%                      3%        54.25       66.75   +23%
  6. Oracle Corporation                  1       +  32%                     14%        28.75      112.06  +290%
  7. Jardine Lloyd Thompson              0       +  28%                      9%       1.93(g)    2.46(g)   +27%
  8. Strattec Security                1(b)    +  26%(b)                NO DEBT!           30       32.38    +8%
 9. Roxboro Group Plc                 0(c)    +  30%(c)                    318%       2.30(g)    2.54(g)   +10%
10. VT Holding                           0       +  72%                    117%        210(h)     280(h)   +33%
11. Plexus                            2(d)    +  29%(d)                      1%        28.13          44   +56%
12. Barratt Development                  2        +  4%                      6%       2.33(g)    2.82(g)   +21%

Z-Seven Weighted Average             1 (e)       +  23%                    122%                            -2%
(Total Portfolio)

S&P 500 Stock Index                      4        +  5%                  1,146%     1,229.23     1469.25  + 20%

(a)     Companies  which  have  fiscal  years  already  reported  for  1999  have  been  updated  to  1989-1999 information.
(b)     1991  was  first  reported  year.
(c)     1990  was  first  reported  year.
(d)     Result  of  merger  with  SeaMed  in  1999.  1992  was  SeaMed's  first  reported  year.
(e)     Weighted  average  is  0.78.

(f)     Made  in  early  1999.   "Company  S"  share  price  is  up  81%  from  the date of our first purchase.
        Sanderson  Group  share  price  is  up  27%  from  the  date  of  our  first  purchase.
(g)     Prices  in  British  pound  sterling  per  share.
(h)     Prices  in  DKK.

                                PAST PERFORMANCE

The following is an historical look at our portfolio's performance, year by year, through the 1990s. Portfolio returns are calculated after deducting commissions, but do not reflect expenses charged at the Fund level. Returns on an investment in the Fund will vary from these returns based on the market value of the Fund's shares.

PERFORMANCE  IN  1998

     The year of 1998 was quite a roller coaster for stocks. The ride went up in the beginning, and by mid-April our portfolio had already gained 17%. The big drop came in late July and throughout August, wherein nothing was spared. The Russell 2000 Index of secondary stocks declined 38% from its peak in the spring, while our portfolio suffered a 33% drop from the spring high through the bottom on October 8, 1998. Thanks to the recovery of stock markets in which we were invested, although still hindered by secondary shares being out of favor, Z-Seven's investment portfolio finished the year with a positive return of 9%. While it may not appear that significant, this advance in a year that saw the Russell 2000 Index down by nearly 4% seems noteworthy to us.

PERFORMANCE  IN  1997

     During the year, the Fund reduced exposure to troublesome monetary and broad market conditions in the U.K. by eliminating many British holdings that no longer met the criteria. Most of the new investments made in 1997 were domestic small caps, and gave us a well-diversified portfolio. Z-Seven's fourteenth year closed with a 21% annual return on our investment portfolio in a market that greatly favored blue-chip stocks and bonds.

PERFORMANCE  IN  1996

     This year was a landmark period for U.S. and European markets, with record highs and a volatile environment for specific stock sectors. While the mature bull market of this year saw prices driven by expectations, our approach focused on long-term growth investing designed to avoid chasing after the latest market trends. Z-Seven's thirteenth year closed with an 18% annual return on our investment portfolio, which was dominated by U.K. and Western European stocks.

PERFORMANCE  IN  1995

     Our 1995 portfolio was primarily invested in the U.K. and Western Europe, and increased each and every quarter along with our net asset value. Out of 98 World Equity Funds, Z-Seven was ranked #1 by Lipper Analytical Services for that year (as reported in January 1, 1996 Barron's), despite holding substantial cash reserves as U.K. interest rates were rising for a large portion of 1995. Our Fund's twelfth year closed with better than 32% growth in our investment portfolio.

PERFORMANCE  IN  1994

     We started 1994 with nearly 22% in domestic holdings, and by the close held only 2% in the U.S. We accomplished the feat of not losing money during that year, while most comparable funds were not nearly so fortunate. All in all, Z-Seven's eleventh year closed with better than 1% growth in our investment portfolio.

PERFORMANCE  IN  1993

Europe battled against a recession in 1993 with low interest rates. This created a positive environment for the European markets, which represented nearly 80% of Z-Seven's holdings. Our investment portfolio and per share net asset value grew for all four quarters of 1993. Our Fund's tenth year closed with 19% growth in our investment portfolio.

PERFORMANCE  IN  1992

     In 1992, European secondary issues, which made up nearly 80% of our portfolio, suffered a severe blow when Denmark voted against the Maastricht Treaty (designed to stabilize economic and political relationships in the European community). This caused a five-month decline in the market prices of most European investments in our portfolio. Our ninth year as a public company was our least productive, with a more than 12% loss in our portfolio.

PERFORMANCE  IN  1991

The year of 1991 brought wonderful news to our portfolio. About two thirds of our investments were invested in the U.K. Z-Seven Fund was the performance leader for that year among all closed-end and open-end funds invested primarily in Europe. Our eighth year as a public company was our most productive, with a 54% gain in our portfolio.

PERFORMANCE  IN  1990

While we were excited with the returns in 1991, it was the defensive performance in the bear-market year of 1990 that we are most pleased with. By the end of 1990, our search for exceptional value gave us a portfolio invested 67% in the U.K. and Western Europe, and 28% in the U.S. In a very difficult year for markets around the world, the Fund was able to minimize portfolio losses to just over 5%. Relative to other closed-end funds invested primarily in Europe, Z-Seven was the performance leader at year-end, based on market value.

                               SPECIAL FEATURE OF THE FUND

BONUS/PENALTY  PERFORMANCE  INCENTIVE

     Z-Seven's net asset value performance (after expenses) must exceed the S&P 500 by ten percentage points (as an example: 15% for Z-Seven vs. 5% for the S&P
500) for the Advisor to earn a minimum quarterly bonus of one quarter of one percent.
     This unique bonus/penalty arrangement between Z-Seven Fund and its Advisor is not just theoretical. It is one resulting in actual payments to or by Z-Seven Fund's Advisor. For example, in 1999, domestic small-cap and micro-cap stocks underperformed, and were undervalued, compared to U.S. blue-chip stocks. Though it might have been more appropriate to compare Z-Seven Fund's performance to a small-cap index more like the Fund's portfolio, it was instead compared to the S&P 500, as per the arrangement. This comparison resulted in the Advisor paying penalties to the Fund in excess of $500,000. The performance arrangement compares Z-Seven's net asset value (even after all ordinary expenses) vs. an expense-free S&P 500 Index for the latest 12-month period.


Special  bonus/penalty  incentive:

Trailing 12 months           Quarterly
Percentage Point Difference  Bonus/Penalty
---------------------------  --------------
0 to   9.9                               0%
10 to 14.9                             1/4%
15 to 19.9                             3/8%
20 to 24.9                             1/2%
25 to 29.9                             5/8%
30 to 34.9                             3/4%
35 to 39.9                             7/8%
40 to 44.9                               1%
45 to 49.9                           1 1/8%
50 to 54.9                           1 1/4%
55 to 59.9                           1 3/8%
60 to 64.9                           1 1/2%
65 to 69.9                           1 5/8%
70 to 74.9                           1 3/4%
75 to 79.9                           1 7/8%
80 to 84.9                               2%
85 to 89.9                           2 1/8%
90 to 94.9                           2 1/4%
95 to 99.9                           2 3/8%
100 or more                          2 1/2%
-------------------------------------------

                           INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of the Fund is long-term capital appreciation through investment in quality growth companies whose shares are undervalued.

FOREIGN  SECURITIES

     The Fund may invest up to 100% of its total asset value in securities of foreign issuers. ONLY DEVELOPED MARKETS, NOT EMERGING MARKETS, ARE CONSIDERED SAFE FOR OUR GLOBAL DIVERSIFICATION. As a result, in our own Western Hemisphere, we invest in the U.S. and Canada only (not in Latin America). In Europe, we invest only in Western and Northern nations, not in Eastern countries. In the Pacific, we have only invested in Japan and Australia. We do not invest in Africa or Asia (other than Japan).

OPTIONS  ON  STOCK  INDEX  FUTURES

     The Fund may consider from time to time the purchase and sale of call and put options on stock index futures traded on U.S. or foreign stock exchanges as an alternative method of hedging market fluctuations. Purchases and sales of options will also be made to close out open option positions. The Fund's Board of Directors has approved these special investment techniques as an alternative means of protecting the portfolio when, in the Advisor's opinion, such hedging transactions may reduce risk in anticipation of adverse price movements. Due to the risk factors stated in selling discipline #6, we have reduced risk in the portfolio by selling stocks no longer meeting our criteria. In order to protect the bargains that remain in the portfolio from general market decline, we have hedged this risk by holding put options on the S&P 500, which is considered among one of the more liquidly traded options.

FOREIGN  CURRENCY  CONTRACTS

THE FUND CURRENTLY ENGAGES IN HEDGING AS A MEANS OF RISK PROTECTION AGAINST LOSSES DUE TO ADVERSE CURRENCY FLUCTUATIONS. To this extent, the Fund engages in transactions using forward currency exchange contracts. Since there is no initial payment or any cash payments on daily mark-to-markets using foreign currency contracts, this hedging method gives the Fund the ability to invest all of its assets in common stocks, including assets that were previously unavailable when hedging with put options.

FORWARD  LOOKING  STATEMENTS
When used in this annual report and in future filings by the Fund with the Securities and Exchange Commission, in the Fund's press releases and in oral statements made with the approval of an authorized officer of the Fund the words or phrases, "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," or similar expressions are intended to identify forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. All assumptions, anticipations, expectations and forecasts contained herein are forward looking statements that involve risks and uncertainties. Management of the Fund cautions readers not to place undue reliance on any such forward looking statements, which speak only as of the date made, and should be read in conjunction with other publicly available Fund information.

Management of the Fund will not undertake, and specifically declines, any obligations to release publicly the result of any revisions which may be made to any forward looking statements to reflect the occurrence of anticipated or unanticipated events.

                               GENERAL INFORMATION

THE  FUND

     Z-Seven Fund, Inc. is a non-diversified, closed-end management investment company whose shares trade on the Nasdaq National Market System and on the Pacific Exchange.
     The Fund is managed by TOP Fund Management, Inc., (the Advisor), whose president is Mr. Barry Ziskin.

SHAREHOLDER  INFORMATION

     Net asset value and market price information about the Fund shares are published each Monday in Barron's and The Wall Street Journal. For a current quote of the stock price, shareholders can contact any brokerage house, or contact the Fund directly for prices and latest net asset value.
     Very often shares can be bought or sold for a more advantageous price on either (but not both) of the markets. Be sure to get quotes on both the ZSEV (Nasdaq) and ZSE (Pacific) before you place your order.

REINVESTMENT  OF  DIVIDENDS  AND  CAPITAL  GAINS

A dividend and capital gains reinvestment program is available to pro vide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. Shareholders who wish to participate in the program and have physical possession of their share certificates (holders of record) should contact Norwest Bank Minnesota, Shareowner Services, our Transfer Agent, at (800) 468-9716. Shareholders who do not have physical possession of their share certificates (street name) should call their broker or custodian.
Deemed distributions of taxes we pay on long-term capital gains are not part of this plan.

SHARE  REPURCHASES
     Notice is hereby given, in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, at market prices, from time to time, shares of its common stock in the open market.
     Please,  see  "Share  Repurchases"  on  page  8  of  the  Letter  to  Our
Shareholders.


Z-Seven  Fund,  Inc.
SCHEDULE  OF  INVESTMENTS
at  December  31,  1999
------------------------------------------  -----------  -----------
Investment Securities                         Shares        Value
------------------------------------------  -----------  -----------
Common Stocks (a)
------------------------------------------

APPAREL & ACCESSORIES  -  1.7%
 Abbeycrest Plc                                  10,000  $    19,492
 Quiksilver, Inc. (b)                            15,150      234,825
 Tarrant Apparel Group (b)                        5,100       49,087
                                                         -----------
                                                             303,404
                                                         -----------

AUTOMOTIVE TRANSPORTATION  -  3.1%
 Autopistas C.E. SA                              10,227       99,283
 Strattec Security Corporation (b)               13,600      440,300
                                                         -----------
                                                             539,583
                                                         -----------

BUILDING & MATERIALS  -  4.6%
 Barratt Developments Plc                        80,000      364,928
 Hughes Supply                                   12,200      263,063
 NCI Building Systems, Inc. (b)                   9,400      173,900
                                                         -----------
                                                             801,891
                                                         -----------

COMPUTER & RELATED  -  19.2%
 AVT Corporation  (b)                             7,200      338,400
 Cybex Computer Products
     Corporation (b)                              6,200      251,100
 Insight Enterprises, Inc. (b)                    6,187      251,347
 Kronos, Inc. (b)                                 5,550      333,000
 Oracle Corporation (b)                           4,500      504,281
 Pomeroy Computer
     Resources, Inc. (b)                         19,900      263,675
 Sanderson Group Plc                            165,500      591,646
 Solectron (b) (d)                                3,213      305,637
 Synopsys, Inc. (b)                               7,900      527,325
                                                         -----------
                                                           3,366,411


------------------------------------------  -----------  -----------
Investment Securities                         Shares        Value
------------------------------------------  -----------  -----------
Common Stocks (a)
------------------------------------------  -----------  -----------
ELECTRICAL & ELECTRONICS  -  9.1%
 LSI Industries, Inc.                            11,600  $   250,850
 Plexus                                           8,600      378,400
 Roxboro Group Plc                              100,500      412,110
 Technitrol, Inc.                                12,600      560,700
                                                         -----------
                                                           1,602,060
                                                         -----------

FINANCIAL SERVICES  -  6.5%
 Jardine Lloyd Thompson Group Plc               125,600      498,783
 Rathbone Brothers Plc                           43,000      639,922
                                                         -----------
                                                           1,138,705
                                                         -----------

FOOD & BEVERAGE  -  1.0%
 Lindt & Spr ngli AG                                 46      109,923
 Westfair Foods                                     360       74,792
                                                         -----------
                                                             184,715
                                                         -----------

HEALTH & PERSONAL CARE  -  5.2%
 AstraZeneca Plc (c)                              5,340      226,019
 L'Or al                                            325      260,416
 National Dentex Corporation (b)                 17,100      286,425
 Novartis AG                                         99      145,555
                                                         -----------
                                                             918,415
                                                         -----------

LEISURE  -  2.7%
 Anchor Gaming (b)                                4,200      182,437
 Ballantyne of Omaha, Inc. (b)                   50,505      290,404
                                                             472,841
                                                         -----------

        See  accompanying  notes  to  financial  statements.


                                       46

Z-Seven  Fund,  Inc.
SCHEDULE  OF  INVESTMENTS
at  December  31,  1999 Continued
------------------------------------------  -----------  -----------
Investment Securities                         Shares        Value
------------------------------------------  -----------  -----------
Common Stocks (a)
------------------------------------------  -----------  -----------
MULTI-INDUSTRY  -  3.4%
 Day Runner, Inc. (b)                            16,800  $    65,626
 Tomkins Plc                                     40,966      133,197
 VT Holding A/S (Cl B)                           10,565      400,070
                                                         -----------
                                                             598,893

RETAIL  -  2.1%
 Grow Biz International, Inc. (b)                21,700       86,800
 The Men's Wearhouse, Inc. (b)                    9,900      290,812
                                                         -----------
                                                             377,612

MISCELLANEOUS  -  4.5%                           53,500      785,364
------------------------------------------  -----------  -----------
TOTAL COMMON STOCKS  -  63.1%
------------------------------------------
     (Cost $8,290,393)                                   $11,089,894
------------------------------------------  -----------  -----------

------------------------------------------  -----------  -----------
Options                                     Contracts
------------------------------------------  -----------
S & P  500 PUTS   - 5.2%
 expires 2/17/00   (Cost $911,160)                   72      907,200
------------------------------------------  -----------  -----------
Short Term Investments
------------------------------------------  -----------  -----------
 U.S. TREASURY BILLS - 5.7%                                  994,514
 matures 2/10/00, par 1,000,000
------------------------------------------  -----------  -----------
------------------------------------------  -----------  -----------
TOTAL INVESTMENT IN SECURITIES - 74.0%
     (Cost $10,196,067)                                  $12,991,608
------------------------------------------  -----------  -----------
CASH, RECEIVABLES, AND OTHER ASSETS
     LESS LIABILITIES  -  26.0%                            4,577,257
------------------------------------------  -----------  -----------
NET ASSETS  -  100.0%
     (Equivalent to $7.57 per share based
     on 2,321,531 shares of capital stock
     outstanding)                                        $17,568,865
==========================================  ===========  ===========

-------------------------------------
COMMON  STOCKS  BY  COUNTRY
-------------------------------------
Percent    Country              Value
-------------------------------------

   57.1%  United States    $6,328,394
   31.1   United Kingdom    3,445,441
    3.6   Denmark             400,070
    2.3   Switzerland         255,479
    2.3   France              260,416
    2.0   Sweden              226,019
    0.9   Spain                99,283
    0.7   Canada               74,792
-------------------------------------
  100.0%                  $11,089,894
=====================================

(a)     Percentages  are  based  on  net  assets  of  $17,568,865.
(b)     Non-income  producing  investment.
(c)     Formerly  Astra  AB.
(d)     Formerly  Smart  Modular.
(e) Aggregate cost for federal income tax purposes was the same as for book purposes $10,196,067 at December 31, 1999. Net unrealized appreciation for all securities was $2,795,541. This consisted of aggregate gross unrealized appreciation of $3,692,199 of securities with an excess of fair value over tax cost and aggregate gross unrealized depreciation of $896,658 of securities with an excess of tax cost over fair value.

        See  accompanying  notes  to  financial  statements.

Z-Seven  Fund,  Inc.
STATEMENT  OF  ASSETS  AND  LIABILITIES
at  December  31,  1999

ASSETS

Investments in securities, at value
 (identified cost $10,196,067)                     $12,991,608
Cash                                                 5,016,629
Receivables
 Dividends and interest                                 59,587
 Securities sold                                     1,102,686
 Due from investment advisor                            59,144
Other assets                                             9,854
                                                   ------------
Total assets                                        19,239,508
                                                   ------------

LIABILITIES

Payables
 Securities purchased                                1,559,520
   Treasury stock payable                               44,250
 Other                                                  66,873
                                                   ------------
Total liabilities                                    1,670,643
                                                   ------------
NET ASSETS                                         $17,568,865
                                                   ============

NET ASSETS REPRESENTED BY
Capital stock, $1.00 par value:
 7,700,000 shares authorized,
 3,268,858 shares issued                           $ 3,268,858
Additional paid-in capital                          21,027,503
Treasury stock, 947,327 shares, at cost             (7,704,282)
                                                   ------------
                                                    16,592,079
Accumulated net realized loss on
 investments, options and currency
 Transactions                                       (2,109,483)
Net unrealized appreciation on
 investments, options and currency                   2,860,472
   translations
Undistributed net investment income                    225,797
                                                   ------------

NET ASSETS (EQUIVALENT TO $7.57 PER
 SHARE BASED ON 2,321,531 SHARES OF
 CAPITAL STOCK OUTSTANDING)                        $17,568,865
                                                   ============

Z-Seven  Fund,  Inc.
STATEMENT  OF  OPERATIONS
Year  Ended  December  31,  1999

INVESTMENT INCOME
Dividends, net of nonreclaimable
 foreign taxes of  $18,427                         $   175,117
Interest                                               132,374
                                                   ------------
Total investment income                                307,491
                                                   ------------

EXPENSES
Investment advisory base fee                           228,530
Performance penalty                                   (501,445)
Compensation and benefits                              118,336
Transfer agent fees                                     10,122
Professional fees                                       74,780
Custodian fees                                          37,000
Printing and postage                                    19,371
Office and miscellaneous expenses                       35,926
Insurance expense                                        1,276
Directors' fees and expenses                            14,940
Dues and filing fees                                    14,416
Shareholder relations & communications                  14,852
Loan commitment fees                                     5,000
Rent expense                                            17,027
                                                   ------------
Total expenses                                          90,131
Expenses reduced through offset
 arrangements                                           (8,437)
                                                   ------------
Net expenses                                            81,694
                                                   ------------
Net investment income                                  225,797
                                                   ------------

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments, options
 and currency transactions                          (2,137,360)
Change in unrealized appreciation of
 investments, options and currency
 translations                                         1,369,734
                                                   ------------
Net loss on investments, options,
    and currency transactions                         (767,626)
                                                   ------------
Net decrease in net assets
 from operations                                     ($541,829)
                                                   ============

                 See accompanying notes to financial statements.

Z-Seven  Fund,  Inc.
STATEMENT  OF  CHANGES IN NET ASSETS
Year  Ended  December  31,  1999
and December  31,  1998

                                                          1999          1998
                                                   ------------  ------------
NET ASSETS,
Beginning of Year                                  $19,854,868   $20,161,112
                                                   ------------  ------------
OPERATIONS
Net investment income (loss)                           225,797       (35,905)
Net realized gain (loss) on
 investments, options and
 currency transactions                              (2,137,360)      994,747
Change in unrealized
   appreciation of invest-
   -ments, options  and currency
 translations                                        1,369,734       146,341
                                                   ------------  ------------
Net increase (decrease) in
 net assets from operations                           (541,829)    1,105,183
                                                   ------------  ------------

DIVIDENDS AND DISTRIBUTIONS
From net investment income                                   0      (146,606)
From net realized gain on
 investments, options and
 currency transactions                                (117,518)     (300,388)
                                                   ------------  ------------
Decrease in net assets from
 dividends and distributions                          (117,518)     (446,994)
                                                   ------------  ------------

SHARE TRANSACTIONS
Treasury stock purchases                            (1,626,656)     (980,119)
Reinvested dividends and
 Distributions                                               0        15,686
                                                   ------------  ------------
Decrease in net assets from
 share transactions                                 (1,626,656)     (964,433)
                                                   ------------  ------------
Net decrease in net assets                          (2,286,003)     (306,244)
                                                   ------------  ------------

NET ASSETS,
 End of Year (including
 undistributed net investment
 income of $225,797 and
 $0, respectively)                                 $17,568,865   $19,854,868
                                                   ============  ============

Z-Seven  Fund,  Inc.
NOTES TO FINANCIAL STATEMENTS
December  31,  1999


NOTE  1  -  SIGNIFICANT  ACCOUNTING  POLICIES

     Z-Seven Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company incorporated under the laws of Maryland on July 29, 1983, and became a publicly traded company on December 29, 1983.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION - Securities traded on national securities exchanges, other than the London Stock Exchange, are valued at the last sale price or, in the absence of any sale, at the closing bid price on such exchanges or over the counter, except VT Holding A/S which is valued at the midpoint between the bid and the ask. Securities traded on the London Stock Exchange are valued at the mid-close price. If no quotations are available, the fair value of securities is determined in good faith by the Board of Directors. Temporary investments in short-term money market securities are valued at market based on quoted third-party prices. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the date of valuation.

     FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its net investment taxable income, if any, annually.

                 See accompanying notes to financial statements.

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions of net capital gains to shareholders are recorded on the ex-dividend date.

     Investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on foreign denominated assets and liabilities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Due to the differing treatment for tax purposes of certain income and capital gain items, as of December 31, 1999, the Fund has reclassified $23,395 from paid in capital to accumulated capital gains.

     SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are determined on the basis of identified cost for book and tax purposes.

     FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and

(ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

     Investment companies generally do not isolate that portion of the results of operations that arises as a result of changes in exchange rates from the portion that arises from changes in market prices of investments during the period. When foreign securities are purchased or sold, the Fund acquires forward exchange contracts as of the trade date for the amount of purchase or proceeds, and no exchange gains or losses are thus realized on these transactions. Foreign dividends are shown net of foreign exchange gains or losses, which arise when currency gains or losses are realized between the ex-dividend and payment dates on dividends.

     FORWARD CURRENCY CONTRACTS - As foreign securities are purchased, the Fund enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) on investments, options and currency transactions in the Statement of Operations.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and contingent liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

NOTE  2  -  TREASURY  STOCK  TRANSACTIONS

     From January 1, 1997 through December 31, 1999, the Board of Directors authorized the following purchases of the Fund's capital shares on the open market:

                                          Average
Year     Number of         Cost           Discount
          Shares                         Per Share
-----  --------------  -----------------------------
1999     223,500          $1,626,656       $ 0.16
----     -------          ----------       ------
1998     127,500          $   980,119      $ 0.10

     In 1996, the Fund established a distribution reinvestment plan (DRIP) to allow shareholders to reinvest their distributions in shares of the Fund. When the Fund is selling at a premium, distributions will be reinvested at the greater of net asset value or 95% of the market price. When the Fund is selling at a discount, distributions will be reinvested at market price. On December 30, 1999, the distribution date, the Fund was selling at a discount. Distributions to shareholders participating in the DRIP were used to repurchase shares on the open market. As such, no shares were issued from treasury stock.

     In 1992, the Fund reissued all of its existing treasury stock in addition to newly issued stock in a private placement of shares to Agape Co., S.A. in exchange for securities which were generally the same as those contained in the Fund's portfolio. A total of 698,210 unregistered Fund shares were issued to Agape in the transaction at a slight premium to net asset value. The federal income tax basis of the securities received by the Fund in this transaction was equivalent to the market value of those securities on the date of the transaction. The Fund is obligated to register these shares for sale in the open market upon Agape's request. Previous negotiations for the repurchase of these shares by the Fund have been discontinued.

NOTE  3  -  PURCHASES  AND  SALES  OF  SECURITIES

     The cost of purchases and proceeds from sales of investment securities (excluding short-term money market securities) during the year ended December 31, 1999, were:

                        Common Stocks          Treasury Bills
                     --------------------  --------------------
  Purchases              $ 8,897,896            $ 5,427,347
  Sales                  $13,109,557            $ 4,498,750

NOTE  4  -  FOREIGN  CURRENCY  CONTRACTS

     At December 31, 1999, the Fund had contracts, maturing on February 18, 2000, and August 18, 2000, to sell 1.9 million Swiss francs, 1.9 million British pounds, respectively. These contracts were marked-to-market on December 31, 1999 to a value of $4.4 million, resulting in net unrealized gains of $64,931. These unrealized gains are included as a component of receivables from securities sold in the Statement of Assets and Liabilities.

NOTE  5  -  OPTIONS  TRANSACTIONS

     The Fund may from time to time purchase and sell call and put options on stock indexes which are traded on national securities exchanges as a method of hedging market fluctuations. The Fund may liquidate the call and put option purchased or sold by effecting a closing sale transaction (rather than exercising the option). This is accomplished by purchasing or selling an option of the same series as the option previously purchased or sold. There is no guarantee that the closing sale transaction can be effected. The Fund will realize a profit from a closing transaction if the price at which the transaction is effected is greater than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the price is less than the premium paid.

     An option may be closed out only on an exchange which provides a market for options on the same index and in the same series. Although the Fund will generally purchase or sell only those options for which there appears to be an active market, there is no assurance that a liquid market on the exchange will exist for any particular option, or at any particular time. In such event, it might not be possible to execute closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit.

     The cost of option contracts purchased, and the proceeds from option contracts sold during the year ended December 31, 1999 which are included in the total purchases and proceeds of sales in Note 3 were $6,669,840 and $4,968,798, respectively.

NOTE  6  -  LEASE  COMMITMENTS

     The Fund is obligated under a three-year operating lease for its Mesa, Arizona corporate office, which expires on June 30, 2001. Minimum lease payments due are as follows:

Year  ended  December  31:
  2000                                   $  24,081
  2001                                      12,041
                                         ---------
     Total  minimum  lease  payments     $  35,806
                                         =========

     Rent  expense  for  the year ended December 31, 1999 was $17,027.  See Note
13.

NOTE  7  -  INVESTMENT  ADVISORY  FEES  AND  PERFORMANCE  BONUS/PENALTIES

     TOP Fund Management is the Fund's investment advisor (the "Advisor"). Under an agreement between the Fund and the Advisor, the latter supervises the investments of the Fund and pays certain expenses related to employees principally engaged as directors, officers, or employees of the Advisor. The agreement provides for base management fees equal to .3125% per quarter (equivalent to 1.25% per annum) of the average daily net assets of the Fund. For the year ended December 31, 1999, the base management fees aggregated $228,530.

     In addition to the base management fees, the Advisor will receive a bonus for extraordinary performance or pay a penalty for underperformance. The bonus/penalty performance arrangement uses the S&P Index of 500 Composite Stocks ("S&P 500 Index") as a measure of performance against which the Fund's net asset value's performance will be measured. The bonus/penalty is payable at the end of each calendar quarter and will not exceed 2.5% of the average daily net assets in the calendar quarter. The performance penalty can exceed the base management fees. Furthermore, the bonus/penalty arrangement will not become operative unless the performance of the Advisor exceeds, either positively or negatively, the S&P 500 Index percentage change during the same period of time by more than 10%. For the year ended December 31, 1999, the performance penalty aggregated $501,445.

     The agreement also provides that if the Fund's expenses on an annual basis (including the base management fees, but excluding any bonus or penalty payments, taxes, interest, brokerage commission, and certain litigation expenses) exceed 3.5% of the average daily net assets up to $20,000,000 plus 1.5% of the average daily net assets in excess of $20,000,000, the Advisor shall reimburse the Fund for any such excess up to the aggregate amount of the basic advisory fee. For the year ended December 31, 1999, an expense reimbursement was not required.

NOTE  8  -  DISTRIBUTIONS  TO  SHAREHOLDERS

     On September 14, 1999, the Board of Directors declared a $0.05 per share remainder distribution. This represents undistributed net investment income and short-term capital gains for 1998. These distributions were paid on December 30, 1999, to shareholders of record on December 21, 1999. The Fund intends to distribute short-term capital gains and net investment income for 1999 on or before December 31, 2000.

NOTE  9  -  FEDERAL  INCOME  TAX  INFORMATION

     For federal income tax purposes, the Fund generated a net capital loss carryforward of $1,149,307 during the year ended December 31, 1999, which is scheduled to expire on December 31, 2007. The carryover will be used to offset any future net capital gains and no capital gain distributions will be made until the capital loss carryforward has been fully utilized or expires.

NOTE  10  -  RELATED  PARTIES

     Directors of the Fund who are not officers or otherwise affiliated with the Advisor are paid $500 per meeting plus out-of-pocket expenses.

     At December 31, 1999, Barry Ziskin, an officer and director of the Fund, owned 599,628 shares of the Fund's capital stock. He is also an officer and director of the Advisor.

NOTE  11  -  LINE  OF  CREDIT

     The Fund has a $1,000,000 line of credit with its custodian bank which is secured by the assets of the Fund. Borrowings against the line are charged interest at a rate of prime plus 1/2%. There were no amounts outstanding against the line during the twelve months ended December 31, 1999. The line of credit expires August 7, 2000.

     The purpose of the line is to enable the Advisor flexibility in selling shares of portfolio investments at such time and price as is consistent with the investment discipline employed and is in the best interest of the shareholders. If the full amount of the line had been utilized, it would have represented less than 6% of the net assets of the Fund at December 31, 1999.

NOTE  12  -  EXPENSE  OFFSET  ARRANGEMENT

     Through an arrangement with Standard & Poor's Securities ("S&P"), commissions paid to S&P earn soft dollar credits. The Advisor may direct S&P to use the credits to pay certain Fund expenses. For the year ended December 31, 1999, the Advisor applied $8,437 of these soft dollar credits towards the payment of office and miscellaneous expenses of the Fund.

NOTE  13  -  EXPENSE  ALLOCATION

     The Board reviews on an annual basis any expenses the Fund shares with the Advisor and its affiliates. The Board has approved allocating shared expenses and employment compensation for Fund employees who are not regular employees of the Advisor or its affiliates based generally on the ratio of assets under management between the Fund and the Advisor's affiliates, subject to annual review by the Board and a maximum allocation of any particular expense to the Fund of 75%.

Z-SEVEN'S  FINANCIAL  HIGHLIGHTS  ARE  NEXT.

Z-Seven Fund, Inc.
FINANCIAL HIGHLIGHTS

The following represents selected data for a share outstanding throughout the year. All share and per share data has been adjusted to reflect the two-for-one stock split in December 1997, and the three-for-two stock split in April 1986. Financial Highlights include fifteen years of information.

For the year ended December 31,                                1999      1998       1997      1996
---------------------------------------------------------------------------------------------------

Net asset value, beginning of year                          $  7.80   $  7.55   $   8.20   $  8.74
                                                            --------  --------  ---------  --------
Net investment income (loss)                                    .10       -0-       0.11     (0.06)
Net realized and unrealized gains (losses) on investments
   and currency transactions before income taxes               (.28)     0.55       1.05      1.01
                                                            --------  --------  ---------  --------
Total increase (decrease) from investment operations           (.18)     0.55       1.16      0.95
Distributions to shareholders from net investment income        -0-     (0.06)     (0.05)    (0.03)
Distributions to shareholders from net capital gains           (.05)    (0.12)     (1.38)    (1.46)
Income taxes on capital gains paid on behalf of
   shareholders                                                 -0-     (0.12)     (0.45)      -0-
Capital contribution                                            -0-       -0-       0.07       -0-
                                                            --------  --------  ---------  --------
Net increase (decrease) in net asset value                    (0.23)      .25      (0.65)    (0.54)
                                                            --------  --------  ---------  --------
Net asset value, end of year                                $  7.57   $  7.80   $   7.55   $  8.20
                                                            ========  ========  =========  ========

Per share market value, end of year                         $  7.69   $  8.00   $  11.00   $ 10.25
Total investment return (a)                                   (3.2%)   (24.5%)   34.0%(d)      8.9%
Ratio of expenses before performance bonus/penalty to
   average net assets (c)                                       3.2%      3.8%       3.0%      3.2%
Ratio of expenses to average net assets (c)                     0.5%      1.5%       1.0%      3.0%
Ratio of net investment income (loss) to average
   net assets                                                   1.2%    (0.2%)       1.1%    (0.6%)
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        59.6%     73.1%     111.3%     66.4%
---------------------------------------------------------------------------------------------------
Number of shares outstanding, end of year (in 000's)          2,322     2,545      2,671     2,785
Net assets, end of year (in 000's)                           17,569    19,855     20,161    22,841
---------------------------------------------------------------------------------------------------

(a)  Based  on  market  price  per  share  with  dividends,  distributions,  and  deemed distributions reinvested at lower of net asset  value  or  closing  market  price  on  the  distribution  date.
(b)  Calculations  based  on  weighted  average number of shares outstanding of 2,588,376 for the year.
(c)  Ratios reflect expenses gross of expense offset arrangement for the years ended December 31, 1995 through  December  31,  1999.
(d)  Total  investment  return  without  the  capital  contribution  would  have  been  33.2%.

------------------------------------------------------------------------------------------------------------
1995         1994      1993    1992(b)     1991      1990      1989      1988      1987      1986      1985
------------------------------------------------------------------------------------------------------------
 8.32     $  8.50   $  7.56   $  8.83   $  6.08   $  6.62   $  7.16   $  7.61   $  8.04   $  5.94   $  4.33
--------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
0.06        (0.08)     0.06      0.02     (0.09)     0.08      0.23      0.01     (0.07)    (0.18)    (0.08)

 1.88       (0.07)     1.11     (1.29)     2.84     (0.56)    (0.40)     0.07     (0.02)     2.50      1.69
--------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
 1.94       (0.15)     1.17     (1.27)     2.75     (0.48)    (0.17)     0.08     (0.09)     2.32      1.61
 (0.44)       -0-       -0-       -0-       -0-     (0.06)    (0.23)      -0-       -0-       -0-       -0-
 (1.08)       -0-       -0-       -0-       -0-       -0-       -0-       -0-       -0-       -0-       -0-

 -0-        (0.03)    (0.23)      -0-       -0-       -0-     (0.14)    (0.53)    (0.34)    (0.22)      -0-
 -0-          -0-       -0-       -0-       -0-       -0-       -0-       -0-       -0-       -0-       -0-
--------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
 0.42       (0.18)     0.94     (1.27)     2.75     (0.54)    (0.54)    (0.45)    (0.43)     2.10      1.61
--------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
 8.74     $  8.32   $  8.50   $  7.56   $  8.83   $  6.08   $  6.62   $  7.16   $  7.61   $  8.04   $  5.94
========  ========  ========  ========  ========  ========  ========  ========  ========  ========  ========

11.13     $  8.25   $  9.13   $  8.50   $ 10.75   $  6.38   $  6.50   $  8.32   $  7.63   $ 10.07   $  5.00
58.3%       (9.3%)     10.2%   (20.9%)     68.6%      1.9%   (20.2%)     17.0%   (20.8%)    106.6%      7.1%

 2.9%         2.7%      2.9%      3.5%      3.4%      3.6%      3.5%      3.5%      3.0%      2.7%      3.5%
 2.0%         3.0%      2.1%      2.4%      4.3%      2.6%      1.2%      2.7%      3.2%      4.4%      3.5%

 0.9%       (0.8%)      0.7%      0.2%    (1.1%)      1.4%      3.3%        0%    (0.7%)    (2.3%)    (1.6%)
------------------------------------------------------------------------------------------------------------
36.1%        17.5%     42.1%     17.9%     44.1%     42.8%     87.3%      4.7%     23.3%     30.6%     24.2%
------------------------------------------------------------------------------------------------------------
2,771       3,032     3,188     3,269     2,571     2,592     2,751     2,942     2,997     3,008     3,097
24,220     25,241    27,097    24,714    22,687    15,756    18,231    21,083    22,827    24,210    18,417
------------------------------------------------------------------------------------------------------------

Report of Independent Auditors

To  the  Board  of  Directors  and  Shareholders  of  Z-Seven  Fund,  Inc.:

     We have audited the accompanying statement of assets and liabilities of Z-Seven Fund, Inc., including the schedule of investments as of December 31, 1999, and the related statement of operations for the year then ended, and statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Z-Seven Fund, Inc. for each of the years in the six-year period ended December 31, 1994, and for each of the years in the four-year period ended December 31, 1988, were audited by other auditors whose reports thereon dated January 30, 1995, and February 3, 1989, expressed unqualified opinions on those financial highlights.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights for 1995 through 1999 referred to above, present fairly, in all material respects, the financial position of Z-Seven Fund, Inc. as of December 31, 1999, and the results of its operations, its changes in net assets and financial highlights for each of the periods indicated above, in conformity with generally accepted accounting principles.


 /s/ KPMG LLP
------------------
Phoenix,  Arizona
February  4,  2000

RESULTS  OF  VOTING  (UNAUDITED)

     Pursuant to the proxy statement mailed to shareholders in conjunction with the annual meeting of shareholders held on December 20, 1999, three proposals to be voted upon at the meeting were presented. Those proposals included:

     Proposal 1: Election of Directors. All Directors were nominees to the Board of Directors at this meeting. The Directors elected will hold office until the next annual meeting of shareholders or until his or her successor is duly elected and qualified.

                                               Withheld/
                   Nominee           For        Against
               ----------------  -----------  ----------
               M. De Los Santos   2,251,541     38,658
               A. Feldman         2,252,542     37,657
               J. Shuster         2,250,540     39,659
               B. Ziskin          2,251,916     38,283
               R. Ziskin          2,252,542     37,657

     Proposal 2: Approval of selection of KPMG LLP as independent auditors to report on the financial statements of the Fund for the year ended December 31, 1999.

                       For          Against          Abstain
                   -----------     ---------        ---------
                    2,299,927        3,522            1,001

     Proposal 3: Approval of the Investment Advisory Agreement between the Fund and TOP Fund Management, Inc.

                       For          Against          Abstain
                   -----------     ---------        ---------
                    2,255,721        20,366           28,363

YEAR  2000  (UNAUDITED)

The concern over the "Year 2000" (Y2K) issue resulted from computer programs being written using two digits rather than four digits to identify a year in the date field. Throughout the world there was concern that this issue could cause computer systems to fail or create erroneous results at the Year 2000.

In 1999, management of the Fund took various steps to mitigate the potential impact of a Y2K problem. In general, these actions were designed to identify, assess, and design an action plan to mitigate the risks that the Fund might have encountered relative to the Y2K problem. The minimal costs incurred to achieve Y2K readiness were borne by management of the Fund.

Following the end of 1999 and subsequently to date, the Fund has experienced no problems relative to the Y2K issue that had an impact on the Funds net assets or results of operations.

BOARD OF DIRECTORS

Barry  Ziskin
President:
Z-Seven  Fund,  Inc.
TOP  Fund  Management,  Inc.
Ziskin  Asset  Management,  Inc.

Albert  Feldman
Retired,  San  Francisco  Advertiser,  Inc.

Dr.  Jeffrey  Shuster
DDS  PC
Private  Practice

Rochelle  Ziskin
Assistant  Professor
University  of  Missouri

Maria  De  Los  Santos
Controller,  DDC-I,  Inc.

INVESTMENT ADVISOR

TOP  Fund  Management,  Inc.

OFFICERS

Barry  Ziskin,  President  &  Treasurer

Barbara  Perleberg,  Secretary


CUSTODIAN

Chase  Manhattan  Bank
New  York,  NY

TRANSFER AGENT

Norwest  Bank  Minnesota,  N.A.
Shareowner  Services
161  N.  Concord  Exchange  Street
South  St.  Paul,  MN  55075
 (800)  468-9716

INDEPENDENT AUDITORS

KPMG  LLP
Phoenix,  AZ

GENERAL  COUNSEL

Kilpatrick  Stockton  LLP
Atlanta,  GA

STOCK  LISTINGS

Nasdaq  National  Market  System
Symbol:  ZSEV

Pacific  Exchange
Symbol:  ZSE

CORPORATE  OFFICE

1819  S.  Dobson  Road
Suite  109
Mesa,  AZ  85202
(480)  897-6214
Fax  (480)  345-9227